MORGAN KEEGAN SELECT FUND, INC.
                  REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND

                          Supplement dated May 20, 2005
                                     to the
                        Prospectus dated November 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS FOR MORGAN KEEGAN SELECT FUND, INC. DATED NOVEMBER 1, 2004. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

REGIONS MORGAN KEEGAN SELECT HIGH INCOME FUND
---------------------------------------------

On page 10 of the Prospectus, the last paragraph should be deleted in its entirety and replaced with the following:

      Morgan Keegan & Company, Inc. ("Morgan Keegan"), the Fund's distributor, no longer offers shares of the Fund to new investors. You may make purchases of shares only if you have continually held shares of the Fund in your account since December 31, 2002. If you have beneficially held shares of the Fund of $1 million or more (market value) continuously since December 31, 2002, you may purchase additional shares in your accounts provided that each such additional purchase is for $250,000 or more. Morgan Keegan reserves the right to reject any purchase order. The Fund reserves its right to change this policy at any time.





               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE







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